SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2011

AURASOUND, INC.

(Exact name of registrant as specified in Charter)

Nevada	000-51543	20-5573204
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2850 Red Hill Avenue, Suite 100
Santa Ana, California 97250
(Address of Principal Executive Offices)

(949) 829-4000
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.02.	Departure of Director

On April 26, 2011 and effective immediately, Vidian Tran (a/k/a Vivian Tran) resigned from her position as a director of AuraSound, Inc., a Nevada corporation (the “Company”).  Ms. Tran resigned for personal reasons.  Ms. Tran did not have any disagreement with the Company with regard to any of the Company’s policies, operations or practices.

The Company is providing Ms. Tran with a copy of this disclosure and is advising Ms. Tran that she may furnish the Company with a letter stating whether or not she agrees with this disclosure, and if not, stating the respects in which she does not agree. The Company will file any responsive letter received from Ms. Tran in a Current Report of Form 8K within two days of receipt of the letter.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 26, 2011

AuraSound, Inc.

By:	/s/ Harald Weisshaupt
Harald Weisshaupt
Its:	Chief Executive Officer

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